Exhibit 10.42
                                                                   -------------

                               AMENDMENT TO LEASE
                               ------------------

         THIS AMENDMENT TO LEASE (the "Amendment") is made as of the 14th day of November, 2007 between TRIPLE NET INVESTMENTS XIII, L.P. ("Landlord") and PARAGON TECHNOLOGIES, INC. ("Tenant").

                                R E C I T A L S :

         A. Landlord and Tenant entered into a Lease Agreement dated February 21, 2003 for approximately 22,700 square feet of office space (the "Premises") within a building known as 600 Kuebler Road, Easton, Pennsylvania (the "Lease").

         B. Landlord and Tenant now wish to amend the Lease to further extend the term of the Lease and provide for a tenant work allowance for certain improvements to the Premises in accordance with the terms and conditions hereafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the mutual receipt and sufficiency of which is hereby acknowledged, it is agreed:

     1. In the event of any conflict or inconsistency between the terms of this Amendment and the Lease, the terms of this Amendment shall prevail and control. All capitalized terms used herein shall have the meaning set forth in the Lease and unless otherwise expressly provided herein.

     2. The Term of the Lease is hereby extended for a period of five (5) years commencing immediately upon expiration of the current Term of the Lease. The Term of the Lease shall hereafter be extended to and terminate on February 20, 2013.

     3. Rent for the Leased Premises for the Term of the Lease, as extended in this Amendment, shall be as follows:

        Term                   Annual Rent                  Monthly Rent
--------------------------------------------------------------------------------
   2/21/08-2/20/13             $216,000.00                   $18,000.00

     4. Landlord will complete interior renovations to the Premises as set forth on Exhibit A attached hereto (the "TI Work"). Tenant shall have the right, upon written notice to Landlord prior to Landlord commencing the TI Work, to prioritize the order of TI Work to be done. The TI Work will commence immediately upon Landlord and Tenant agreeing to final plans and will be supervised by a project manager employed by Landlord. The TI Work design, management, and construction cost allowance is set forth on Exhibit A. Landlord shall provide Tenant with weekly written progress reports on the percentage of completion to date of the TI work.

     5. Landlord will use commercially reasonable efforts and good faith to minimize interference with Tenant's use of the Premises during construction of the TI Work. During the construction, Landlord shall not be liable in any way for any injury, loss, or damage which may occur to any of Tenant's personal property existing at the Premises, except for injury, loss, or damage caused by Landlord's gross negligence or willful misconduct.

     6. If at any time during the Term, Tenant and Landlord agree to terms for a new lease of at least 22,700 square feet in a different building owned by Landlord or affiliates of Landlord, Tenant shall have a right to terminate this Lease.

     7. Landlord and Tenant represent and warrant to each other that they have dealt with no persons or parties who are or might be entitled to a commission in connection with this Amendment. In the event anyone makes a claim for a commission or similar fee in connection with this Amendment, the party whose actions give rise to such claim shall indemnify and hold harmless the other party from and against such claim and all suits, proceedings, actions, judgments, costs and expenses, including, without limitation, reasonable counsel fees, arising out of or related to such claim.

     8. Tenant  hereby  certifies  to Landlord and to any lender or mortgagee of
Landlord: (i) the Lease has not been modified, changed, altered or amended in any respect, except for as set forth herein, and is the only lease or agreement between the Tenant and the Landlord; (ii) Tenant has not given the Landlord a notice of a default on the part of the Landlord under the Lease that has not been cured; (iii) there are no defaults by Landlord under the Lease as of the date hereof and Tenant has no knowledge of any condition that exists that, with notice and/or passage of time, would constitute a default under the Lease; and
(iv) Tenant is not entitled to an offset, counterclaim, or deduction in rent.

     9. If any provision of this Amendment is invalid or unenforceable to any extent, then that provision and the remainder of this Amendment shall continue in effect and be enforceable to the fullest extent permitted by law. Each party warrants that it is authorized to enter into this Amendment, that the person signing on its behalf is duly authorized to execute this Amendment, and that no other signatures are necessary. This Amendment contains the entire agreement between the parties about the subject matter hereof. This Amendment shall be modified only by a writing signed by both parties. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

     INTENDING TO BE LEGALLY BOUND, Landlord and Tenant have executed this Amendment as of the day and year first above written.

WITNESS:                              LANDLORD:

                                      TRIPLE NET INVESTMENTS XIII, L.P.
       /s/ Taryn Rohmann              By:    /s/ James G. Petrucci
-------------------------------              -----------------------------------
                                             Name:  James G. Petrucci
                                             Title: President of General Partner

WITNESS:                              TENANT:

                                      PARAGON TECHNOLOGIES, INC.
       /s/ Susan Willey               By:    /s/ William J. Casey
-------------------------------              -----------------------------------
                                             Name:  William J. Casey
                                             Title: Executive Vice President

                                                                [IRON HILL LOGO]






                                    EXHIBIT A


                     TENANT IMPROVEMENT ALLOWANCE AND COSTS

----------------------------------------------------------------------------------------------------------------------------------
                                                 Item                                           Cost Implication        Status
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1.        General Conditions
          (General Conditions will be adjusted according to which options are
          selected)                                                                                $ 22,000.00         Accepted
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
2.        Interior Renovations

              o    Demo and remove existing ceiling in two story and Annex                         $ 15,584.00         Accepted

              o    New Acoustical ceiling system incorporating a standard 15/16"                   $ 56,577.00         Accepted
                   metal grid, 2'x4' lay-in fissured non-directional tile (Armstrong
                   769A or equal)

              o    Clean debris from past water leaks.                                                 Incl.

              o    New Carpet in Engineering Reproduction room. (carpet torn badly)                $  2,233.00         Accepted

              o    Conference Room Ceiling replacement. (Priced separately)                        $  1,513.00         Accepted

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
3.        HVAC

              Option #2                                                                            $168,820.00         Accepted
              o    Replace HVAC units with cool/heat units.
                   (2 units over 2 story & 1 unit over Annex)
              o    Updated control system
              o    Clean and/or rework duct layout
              o    Replace grills, diffusers, and registers
              o    Misc. repairs where needed.
              o    Rebalance system
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
4.        Lighting

              o    New 2x4 lay-in acrylic lenses fluorescent fixtures throughout                   $ 60,981.00         Accepted
                   replaced  ceiling.
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    22 South Commerce Way, Suite 7 o Bethlehem, PA 18017 o Tel: 610.332.0550
                    o Fax: 610.332.0551 o www.ironhillcm.com





-----------------------------------------------------------------------------------------------------------------------------------
              o    Replace existing emergency wall packs.                                            Incl Above
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Total:            $327,708.00

-----------------------------------------------------------------------------------------------------------------------------------


                                                                 Landlord Allowance:               $305,708.00

                                                                 Tenant Payment:                   $ 22,000.00

              Tenant Payment to be made upon substantial completion of the Tenant Improvement Work set forth herein.


              Qualifications/Concerns
              -----------------------

              1. Moving of Furniture/Racks/ etc. by SI Handling.
              2. Assumes reuse of existing Ductwork in most locations.
              3. No Contingency in pricing.



















--------------------------------------------------------------------------------
    22 South Commerce Way, Suite 7 o Bethlehem, PA 18017 o Tel: 610.332.0550
                    o Fax: 610.332.0551 o www.ironhillcm.com